Exhibit 99.1

Unlocking America’s Petroleum Ticker: PROP February 2016

Forward Looking Statements Some statements contained in this presentation are “forward looking statements” . All statements other than statements of historical facts included in this report, including without limitation, statements regarding planned capital expenditures, the availability of capital resources to fund capital expenditures, estimates of proved reserves, our financial position, expectations regarding the oil market, our 2016 business strategy and other our plans and objectives for future operations, are forward looking statements . You can identify the use of forward looking statements by the use of forward looking terminology like “may,” “will,” “expect,” “intend,” “forecast,” “anticipate,” “estimate,” “continue,” “present value,” “future,” or “reserves,” or other variations of comparable terminology . We believe the assumptions and expectations reflected in these forward looking statements are reasonable . However, we can’t give any assurance that our expectations will prove to be correct or that we will be able to take any actions that are presently planned . All of these statements involve assumptions of future events and risks and uncertainties . Risks and uncertainties associated with forward looking statements include, but are not limited to : fluctuations in prices of oil and gas ; future capital requirements and availability of financing ; risks associated with the drilling or treating of wells ; competition ; market acceptance of our technology and general economic conditions ; governmental regulation ; potential defaults in the payment of amounts owed to us by purchasers of our treatment and initial treatment results may not be indicative of future results and other factors described in our Annual Report on Form 10 - K for year ended December 31 , 20 14 and any other filings we make with the SEC . For these and other reasons, actual results may differ materially form those projected or implied . We caution you against undue reliance on forward looking statements or projecting any future results based on such statements . 2 Unlocking America’s Petroleum

Executive Summary Propell Technologies Group, Inc. – OTCQB:PROP – Houston, TX Technology focused oil & gas production and exploitation Plasma Pulse Technology – Enhanced oil recovery tool – Exclusive U.S. license – Sublicensed to Novas Energy North America (NENA) joint venture with Technovita Technologies (USA) for North American sales and servicing Strategic transitional p lan – U.S. production lease acquisition – Phase 1 - grow cash flowing asset base – Phase 2 - grow reserves once oil rebounds Unlocking America’s Petroleum 3 PROP As of 1/27/16 Share Price $0.1 1 52 Week Hi/Lo $0.05 - 0.25 Common shares out ( 11 /1 8/ 1 5 ) 268.6 MM Market Cap $26.9 MM Avg. Daily Volume (3 mo.) 224,873 Fiscal Year December 31 Key Statistics 1 Year Chart

2016 Plan Acquire and grow base of producing oil assets using Propell’s untapped capital Targeted and repeatable leasehold acquisition methodology Stay within management operational experience Selective use of Plasma Pulse to enhance production 4 Unlocking America’s Petroleum

Time to Buy A sset liquidation likely due to credit contraction – Over leveraged companies likely not to survive – Borrowing base reduction – Limited access to low cost acquisition capital Recent c ommodity price decline – Increasing pressure to divest quality assets to raise cash – Downward reserve report revisions lead to write downs – Sentiment is universally negative and ignores geopolitical risks Unconventional drilling plays facing difficult economics – Initial high negative cash flow – Project payout times and IRR longer/lower than expected Unlocking America’s Petroleum 5

Buy Smart Internal financing – $12.5 million cash on balance sheet as of 3Q15 Stick to repeatable acquisition plan Unlocking America’s Petroleum 6 ; Know your risk tolerance and limit unit M&A size x Gradual & Continuous Expansion ; Establish dedicated management and M&A team x Plan Ahead & Move Quickly x Build and Enhance Own Capabilities & Networks ; Become a field operator rather than being merely a Non - Op. financial investor in a J.V. Success in E&P M&A Business in North America

Commodity Pricing Outlook December 2015 average WTI: $37.21 Price forecast below $45/ bbl through 2016 Unlocking America’s Petroleum 7 West Texas Intermediate (WTI) Crude Oil Price dollars per barrel 0 20 40 60 80 100 120 140 160 180 200 220 Jan 2015 Jul 2015 Jan 2016 Jul 2016 Jan 2017 Jul 2017 Historical spot price STEO price forecast NYMEX futures price 95% NYMEX futures upper confidence interval 95% NYMEX futures lower confidence interval Source: Short-Term Energy Outlook, January 2016. Note: Confidence interval derived from options market information for the 5 trading days ending Jan. 7, 2016. Intervals not calculated for months with sparse trading in near-the-money options contracts. eia.gov

Commodity Price Drivers We expect production declines will outpace slowing global demand Evaporating profits leads to production decline – Bankruptcy leads to wells shut in – Rig count dropping Commodity pricing is subject to geopolitical uncertainty – Civil unrest in economies leverage to exports – Possible supply chain disruption in conflict zones 0 500 1000 1500 2000 2500 2011 2012 2013 2014 2015 2016 U.S Weekly Rotary Rig Count Source: Baker Hughes 1/22/16 Rig Data Pricing must improve, here’s why 8 Unlocking America’s Petroleum

2016 Platform Goals Evaluate acquisition of conventional assets with existing production and upside in known hydrocarbon plays – Evaluate production enhancement with selective applications of Plasma Pulse – Focus in Texas, Oklahoma and Louisiana Position for long term growth of production/reserves that increase shareholder value – Balance against: execution risks and abandonment liabilities – Benchmark against: cash flow, profit margin, and reserve life Build oil company organization, key management, technical and operational capabilities 9 Unlocking America’s Petroleum

Repeatable Acquisition Metrics Geography Focus: Texas, Oklahoma and Louisiana • Conventional producing assets • Known hydrocarbon plays • Accessible infrastructure; electricity, water disposal, pipelines, trucking • Prior treatments w/ Plasma Pulse Geology Reservoir: sandstone, carbonate • Low water production • Stacked reservoir potential • Recoverable oil or liquid - rich gas Economics Majority Working Interest • Short payouts • Manageable CAPEX • Few to no environmental or abandonment liabilities Production • Operatorship • Majority acreage HBP • Capable field personnel • Reasonable execution/ production risk 10 Unlocking America’s Petroleum

New CEO - C. Brian Boutte Former Senior Vice President, U.S. E&P Division and President of SK E&P America Inc. 2013 - 2015 A Former Vice President in Hunt Consolidated 2008 - 2013; Vice President, Hunt Oil International Exploration 2006 - 2008 10 years senior management 37 years in global E&P Unlocking America’s Petroleum 11

2015 - 2018: Acquire distressed existing producing assets to maximize tangible potential Near - term 2018 - 2020: Expand growth platform into mid - continent Longer - term Potential Acquisition Area Basins 12 Unlocking America’s Petroleum

What is Plasma Pulse? Enhanced Oil Recovery (EOR) techniques increase oil flow and extend life of oil fields – Water flooding, thermal, CO2 or chemical injections Exclusive U.S. licensee of proprietary EOR technology using plasma Winner, Chairman’s Innovation Award, Honorable Mention, 2013 Total Energy USA Conference – For excellence in meeting current and future energy demand Unlocking America’s Petroleum 13

Intellectual Property U.S. Patent #9,181,788 – Plasma source for generating nonlinear, wide - band, periodic, directed, elastic oscillations and a system and method for stimulating wells, deposits and boreholes using the plasma source – Issued November 3, 2015 to Novas Energy Group Limited Exclusive license signed January 30, 2013 – United States & Mexico – Licensed for commercial application of Plasma Pulse – Exclusive, perpetual royalty bearing license agreement with Novas Energy Group Limited Sublicensed exclusively to Novas Energy North America (NENA) joint venture with Technovita Technologies (USA) for North American sales and servicing Unlocking America’s Petroleum 14

- 12 feet - 2 25 pounds - Surface Controller Plasma Pulse Streamer discharges plasma at the perforation zone Tool is lowered down to a well’s perforation zone via a mono - conductor cable Input Power = 400 watts DC from wire line truck Per Pulse Energy = 1.5 KJ oule Plasma Pulse Technology 15 Unlocking America’s Petroleum Standard mono - conductor wire line connection

Repeated Plasma Pulse energy passes through entrance holes and disaggregates blockages (scale etc) that inhibit flow. Steel reflects and attenuates the hydraulic impulse (low energy & high frequency) therefore cement directly behind casing is undamaged. Simulated blocked perforated casing Target Before Pulsing Target Post Pulsing Unsupported cement not debonded off test target during plasma pulsing Perforations become unplugged and open to allow fluid entry post pulsing Technology - Well Integrity 16 Unlocking America’s Petroleum

Commercial Success International Results of Plasma Pulse – Proven in over 200 wells in Russia , China, Eastern Europe – Initial Results: 87% Success Rate - 100% Increase – Clients Include: U.S. Results – 40 well treatments in California, Kansas, Louisiana, Oklahoma, Texas, Tennessee & Wyoming – 27 Wells showed a 295% Average Initial Increase – Sustained Results: Increase of 88% BOPD for 60 Days Unlocking America’s Petroleum 17

201 5 Achievements Capital markets success – Ervington Investments equity stake – $14.75 M invested @ $0.1229/ share – No debt – Positive shareholders equity Management expertise – Added C. Brian Boutte as CEO to grow production – 37 years in E&P Technology development – Completed initial production of U.S.made wireline applied tools. Field testing of tools in progress – Slimmer 3.5 inch tool allows for deployment in more North American wells – Reengineered to increase effectiveness and reduce operator learning curve Service revenue growth from Novas Energy Plasma Pulse JV – Broaden sales and treatment opportunities – Focused on signing major operators Unlocking America’s Petroleum 18

Investment Summary Evolving producing asset acquisition opportunities Position the company for commodity price improvement Sound and repeatable acquisition methodology Strong balance sheet with no debt Deep pocketed strategic partner Plasma Pulse potential to increase oil production Unlocking America’s Petroleum 19

Propell Technologies Group , Inc. 1701 Commerce Street Houston, TX Office: (713) 227 - 0480 email: investors @propell.com www.propell.com Contact 20 Unlocking America’s Petroleum